UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

200 Arsenal Yards Blvd., Suite 230

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 27, 2020, Kymera Therapeutics, Inc. (“Kymera”) entered into the First Amendment to Collaboration Agreement (the “GSK Amendment”) with GlaxoSmithKline Intellectual Property Development Limited (“GSK”), which GSK Amendment expanded the scope of the parties’ existing October 2017 research collaboration with respect to E3 ligase binders (the “Collaboration”). Under the Collaboration as modified by the GSK Amendment, GSK will continue using its DNA-encoded libraries to discover novel E3 ligase binders and new chemical matter focused on degrading target proteins of interest (the “E3 Ligase Research Plan”). The GSK Amendment provides each party a right to use insights gained through the E3 Ligase Research Plan for its own programs and provides for the management and enforcement of jointly owned intellectual property resulting from the conduct of the E3 Ligase Research Plan. The terms and conditions of the Collaboration otherwise govern the E3 Ligase Research Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the GSK Amendment, a copy of which, subject to any applicable confidential treatment, will be filed as an exhibit to Kymera’s Quarterly Report on Form 10-Q for the three months ended September 30, 2020.

Concurrently with executing the GSK Amendment, Kymera also entered into the First Amendment to Master Collaboration Agreement (the “Vertex Amendment”) with Vertex Pharmaceuticals Incorporated (“Vertex”), which Vertex Amendment amended the terms of the parties’ existing May 2019 research collaboration to account for the GSK Amendment as defined therein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which, subject to any applicable confidential treatment, will be filed as an exhibit to Kymera’s Quarterly Report on Form 10-Q for the three months ended September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: September 1, 2020	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph.D.
Founder, President and Chief Executive Officer